EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Globus International Resources Corp.(the Company)on Form 10KSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof of February 13, 2004, I, Herman Roth, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350 as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HERMAN ROTH
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Herman Roth
Chief Financial Officer
February 13, 2004